SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: March 22, 1999
                         ------------------------------
                        (Date of earliest event reported)

                             ACME UNITED CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)




          Connecticut                      0-4823                    06-0236700
          -----------                      ------                    ----------
(State or other jurisdiction       (Commission File Number)        (IRS Employer
      of incorporation)                                                Number)

             75 Kings Highway Cutoff
                   Fairfield, CT                                 06430
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number including area code (203) 332-7330

Item 2. Acquisition or Disposition of Assets.

On March 22, 1999, Registrant, pursuant to an Asset Purchase Agreement dated as of March 9, 1999 between the Registrant and Medical Action Industries, Inc., a Delaware corporation ("Medical Action"), disposed of certain assets relating to the medical products business of the Registrant. Prior to the sale of its medical business, the Registrant nor its affiliates, directors, or officers had a material relationship with the acquiring company.

The sale price for the assets sold was approximately $8,182,000, of which $7,182,000 was received at or prior to the closing, with the balance to be received over the three (3) month period ending on or about June 15, 1999. In addition, the Registrant received at closing Warrants to purchase 50,000 shares of Medical Action's common stock at a purchase price of $2.84 per share.

The assets sold included inventory, factory and office equipment, trademarks, patents, and a patent application used in the manufacture of the Registrant's medical products, including (i) kit and tray products, including suture removal trays, I.V. start kits, and central line trays; (ii) net, padding, wound care and antiseptic products, including Acu-Dyne(R), an anti-microbial solution of povidone iodine prep swabs, and a line of proprietary Tubegauze(R) elastic netting used in dressing retention; and (iii) instrument packs, which include a broad line of sterile instruments, such as hemostats, scalpels and forceps (hereinafter the "Products").

The equipment sold by the Registrant for the manufacture of the Products will be used by Medical Action in its facility in Arden, North Carolina for the manufacture of the Products.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. In accordance herewith, the Registrant incorporates by reference the Company's annual Form 10-K which was filed with the Securities and Exchange Commission on March 31,1999.

(c)  Exhibits.

(2) Asset Purchase Agreement dated as of March 9, 1999 between Registrant and Medical Action Industries, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ACME UNITED CORPORATION

                            By: /s/ Ronald P. Davanzo
                            -----------------------------------
                                    Ronald P. Davanzo, Vice President
                                    and Chief Financial Officer
                                    (Principal Accounting Officer)


Dated: April 6, 1999

                            ASSET PURCHASE AGREEMENT

--------------------------------------------------------------------------------

                                     Between

                             ACME UNITED CORPORATION

                                       and

                         MEDICAL ACTION INDUSTRIES INC.

--------------------------------------------------------------------------------

                           Dated as of March 9, 1999

<PAGE ii>

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
                                    ARTICLE I
                         SALE AND PURCHASE OF THE ASSETS

1.1      Assets.......................................................... 2

                                   ARTICLE II
                                  THE CLOSING

2.1      Place and Date ................................................. 4
2.2      Purchase Price ................................................. 4
2.3      Excluded Liabilities ........................................... 4
2.4      Consent of Third Parties ....................................... 5
2.5      Inventory Value ................................................ 6
2.6      Purchase Price Adjustment ...................................... 7

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of Acme ......................... 7
3.1.1.   Authorization, etc. ............................................ 7
3.1.2.   Corporate Status ............................................... 7
3.1.3.   No Conflicts, etc. ............................................. 7
3.1.4.   Financial Statements ........................................... 8
3.1.5.   Extent of Knowledge ............................................ 8
3.1.6.   Taxes .......................................................... 8
3.1.7.   Absence of Changes ....................................... ..... 9
3.1.8.   Litigation ..................................................... 11
3.1.9.   Compliance with Laws; Governmental Approvals and Consents;
         Governmental Contracts ......................................... 12
3.1.10.  Operation of the Business ...................................... 12
3.1.11.  Assets ......................................................... 12
3.1.12.  Contracts ...................................................... 12
3.1.13.  Territorial Restrictions ....................................... 14


<PAGE iii>
                                                                         Page
                                                                         ----

3.1.14.  Inventories .................................................... 14
3.1.15.  Customers ...................................................... 14
3.1.16.  Supplies; Raw Materials ........................................ 15
3.1.17.  Product Warranties ............................................. 15
3.1.18.  Absence of Certain Business Practices .......................... 15
3.1.19.  Intellectual Property .......................................... 15
3.1.20.  Insurance ...................................................... 17
3.1.21.  Confidentiality ................................................ 18
3.1.22.  No Guaranties .................................................. 18
3.1.23.  Brokers, Finders, etc. ......................................... 18
3.1.24.  Disclosure ..................................................... 18
3.1.25.  Accounts Payable ............................................... 18
3.2.     Representations and Warranties of the Buyer .................... 19
3.2.1.   Corporate Status; Authorization, etc. .......................... 19
3.2.2.   No Conflicts, etc. ............................................. 19
3.2.3.   Litigation ..................................................... 19
3.2.4.   Brokers, Finders, etc. ......................................... 19
3.2.5.   Reporting Obligations of Buyer ................................. 20

                                   ARTICLE IV
                                    COVENANTS

4.1.     Covenants of Acme .............................................. 20
4.1.1.   Conduct of Business ............................................ 20
4.1.2.   Further Assurances ............................................. 21
4.1.3.   Liability for Transfer Taxes ................................... 21
4.1.4.   Certificates of Tax Authorities ................................ 21
4.1.5.   Use of Business Name ........................................... 21
4.1.6.   Financial Statements ........................................... 22
4.1.7.   Returns and Rebates ............................................ 22
4.1.8.   Transition ..................................................... 22


<PAGE iv>
                                                                         Page
                                                                         ----

4.2.     Covenants of the Buyer ......................................... 23
4.2.1.   Further Actions ................................................ 23
4.2.2.   Further Assurances ............................................. 23
4.2.3.   Use of Business Name by the Buyer .............................. 23
4.2.4.   Investigation by Buyer ......................................... 24
4.2.5.   Employee Matters ............................................... 24

                                    ARTICLE V
                              CONDITIONS PRECEDENT

5.1.     Conditions to Obligations of Each Party ........................ 24
5.1.1.   No Injunction, etc. ............................................ 24
5.2.     Conditions to Obligations of the Buyer ......................... 24
5.2.1.   Representations, Performance ................................... 24
5.2.2.   Consents ....................................................... 25
5.2.3.   No Material Adverse Effect ..................................... 25
5.2.4.   Collateral Agreements .......................................... 25
5.2.5.   Opinion of Counsel ............................................. 26
5.2.6.   Corporate Proceedings .......................................... 26
5.2.7.   Transfer Documents ............................................. 26
5.2.8.   Additional Conditions to Obligations of Buyer .................. 26
5.3.     Conditions to Obligations of Acme .............................. 27
5.3.1.   Representations, Performance, etc. ............................. 27
5.3.2.   Opinion of Counsel ............................................. 27
5.3.3.   Corporate Proceedings .......................................... 27
5.3.4.   Consents and Approvals ......................................... 28
5.3.5.   Collateral Agreements .......................................... 28


<PAGE v>
                                                                         Page
                                                                         ----
                                   ARTICLE VI
                                  MISCELLANEOUS

6.1      Indemnification ............................................ ... 28
6.2      Survival of Representations and Warranties, etc. ............... 30
6.3      Expenses ....................................................... 31
6.4      Severability ................................................... 31
6.5      Notices ........................................................ 31
6.6      Miscellaneous .................................................. 32
6.6.1.   Headings ....................................................... 32
6.6.2.   Entire Agreement ............................................... 32
6.6.3.   Counterparts ................................................... 33
6.6.4.   Governing Law, etc. ............................................ 33
6.6.5.   Binding Effect ................................................. 33
6.6.6.   Assignment ..................................................... 33
6.6.7.   No Third Party Beneficiaries ................................... 33
6.6.8.   Amendment; Waivers, etc. ....................................... 34

                                   ARTICLE VII
                                   TERMINATION

7.1      Termination .................................................... 34
7.2      Effect of Termination .......................................... 35


<PAGE vi>

                         SCHEDULES

SCHEDULE 1.1(a)          Machinery, Equipment, etc.
SCHEDULE 1.1(b)          Inventory
SCHEDULE 1.1(d)          Intellectual Property
SCHEDULE 2.6             Inventory Value
SCHEDULE 3.1.2(b)        Qualifications to do Business
SCHEDULE 3.1.3           Conflicts
SCHEDULE 3.1.6(a)        Contested Covered Taxes
SCHEDULE 3.1.6(b)        Tax Extensions
SCHEDULE 3.1.6(c)        Current Audits and Deficiencies
SCHEDULE 3.1.6(e)        Tax Litigation
SCHEDULE 3.1.7           Absence of Changes
SCHEDULE 3.1.8           Litigation
SCHEDULE 3.1.9(a)        Compliance with Laws
SCHEDULE 3.1.9(b)        Governmental Approvals and Other Consents
SCHEDULE 3.1.9(c)        Governmental Contracts
SCHEDULE 3.1.10          Operation of the Business
SCHEDULE 3.1.11          Asset Exceptions
SCHEDULE 3.1.12(a)       Contracts
SCHEDULE 3.1.12(c)       Defaults and Consents Under Contracts
SCHEDULE 3.1.14          Inventory Exceptions
SCHEDULE 3.1.15          Customers
SCHEDULE 3.1.16          Suppliers
SCHEDULE 3.1.17          Product Warranties
SCHEDULE 3.1.19(d)       Intellectual Property Licensing Arrangements
SCHEDULE 3.1.19(g)       Restrictions on Use of Name
SCHEDULE 3.1.20          Insurance
SCHEDULE 3.1.22          Confidentiality Exceptions
SCHEDULE 3.1.24          Brokers, Finders, etc.
SCHEDULE 3.2.2           Governmental Approvals and Other Consents


<PAGE vii>

                                    EXHIBITS

EXHIBIT A                Form of Warrant Certificate
EXHIBIT B                List of Employees with Knowledge
EXHIBIT C                Form of Trademark License Agreement
EXHIBIT D                Form of Non-Competition Agreement


<PAGE 1>

                            ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (hereinafter the "Agreement") is made, executed and entered into on this 9th day of March, 1999 by and between ACMEUNITED CORPORATION, a Connecticut corporation (hereinafter "Acme") and MEDICALACTION INDUSTRIES INC., a Delaware corporation (hereinafter "Medical Action" or "Buyer").

                              W I T N E S S E T H:

WHEREAS, Acme is engaged in the business of manufacturing and marketing sterile procedure kits and trays, instrument packs, net and padding products for the hospital and alternate care markets, and non-sterile metal disposable medical scissors and instruments (the "Products") through an unincorporated division (hereinafter the "Division") of Acme; and

WHEREAS, the Buyer wishes to purchase or acquire from Acme and Acme wishes to sell, assign and transfer to the Buyer, substantially all of the assets and properties held in connection with, necessary for, or material to the business and operations of the Division (the "Business"), and the Buyer has agreed to assume certain liabilities, all for the purchase price and upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, concurrently with the execution and delivery of this Agreement, Acme and Medical Action will enter into an agreement providing for the transition of the Business, including the supply of certain of the Products and raw materials for a specified period after closing;

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the parties hereto agree as follows:

<PAGE 2>

                                    ARTICLE I
                         SALE AND PURCHASE OF THE ASSETS

     1.1 Assets. Subject to and upon the terms and conditions set forth in this Agreement, at the closing, Acme will sell, transfer, convey, assign and deliver to the Buyer and the Buyer will purchase or acquire from Acme all right, title and interest of Acme in and to the properties, assets and rights relating to or used in connection with the Business as the same may exist on the closing date (hereinafter, the "Assets") set forth below:

     (a) all machinery, equipment, furniture, furnishings, tools, dies, molds and parts and similar property, all as more specifically described in
     Schedule 1.1(a) attached hereto;

     (b) all inventories of raw materials, work in process, finished products, goods, spare parts, replacement and component parts, and office and other supplies (collectively, the "Inventories"), including Inventories held at any location controlled by Acme and Inventories previously purchased and in transit to Acme at such locations, all as more specifically described in
     Schedule 1.1(b) attached hereto which shall be provided at closing;

     (c) all rights in and to Products sold (including, but not limited to, Products hereafter returned or repossessed and unpaid Acme's rights of rescission, replevin, reclamation and rights to stoppage in transit);

     (d) all rights in and to United States and foreign: (a) patents (including design patents and industrial designs) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (b) trademarks, service marks, trade names, and product names; (c) copyrights and registrations thereof but excluding the name "Acme", which shall be separately licensed to the Buyer; (d) inventions, processes, designs, formulae, trade secrets, know-how, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information (hereinafter collectively referred to as "Intellectual Property"), all as more specifically described in Schedule 1.1(d) attached hereto;

<PAGE 3>

     (e) all of the rights of Acme under all contracts, arrangements, licenses, leases and other agreements, including, without limitation, any right to receive payment for Products sold or services rendered, and to receive goods and services, pursuant to such agreements and to assert claims and take other rightful actions in respect of breaches, defaults, and other violations of such contracts, arrangements, licenses, leases and other agreements and otherwise in connection with the Business being acquired;

     (f) all Intellectual Property and all rights thereunder or in respect thereof relating to or used or held for use in connection with the Business, including, but not limited to, rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof (together with all Intellectual Property rights included in the other clauses of this
     Section 1.1, the "Intellectual Property Assets");

     (g) all books, records, manuals and other materials (in any form or medium), including, without limitation, advertising matter, catalogues, price lists, correspondence, mailing lists, lists of customers, distribution lists, photographs, production data, sales and promotional materials and records, purchasing materials and records, manufacturing and quality control records and procedures, research and development files, records, data and laboratory books, Intellectual Property disclosures, media materials and plates, sales order files and copies of litigation files;

     (h) to the extent their transfer is permitted by law, all consents of any government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization, including all applications therefor;

     (i) all guarantees, warranties, indemnities and similar rights in favor of Acme with respect to any Asset.

<PAGE 4>

                                   ARTICLE II
                                   THE CLOSING

     2.1 Place and Date. The closing of the sale and purchase of the Assets(the "Closing") shall take place at 10:00 A.M. local time on the 15th day of March, 1999 at the offices of Duff & Phelps Securities, LLC, 280 Park Avenue, New York, New York 10017, or such other time and place upon which the parties may agree. The day on which the Closing actually occurs is herein sometimes referred to as the "Closing Date".

     2.2 Purchase Price. (a) On the terms and subject to the conditions set forth in this Agreement, Medical Action agrees to pay or cause to be paid to Acme an aggregate of U.S. $7,750,000.00 as adjusted in Section 2.7 (the "Purchase Price") and to assume or cause to assume liabilities as provided in
Section 2.3. The Purchase price shall be payable by wire transfer in immediately available funds to such bank account or accounts as per written instructions of Acme, given to Medical Action at least five days prior to the payment thereof as follows:

          (i) At Closing,  $6,750,000.00 or such greater amount, as set forth in
          Section 2.7; and
          (ii) $1,000,000.00 in accordance with the Transition Letter Agreement provided for in Section 4.1.8.

     (b) Warrant Certificate. On the Closing Date, Medical Action will grant Acme a ten year warrant certificate (the "Warrants") to purchase shares of Medical Action's common stock, $.001 par value (the "Common Stock"), exercisable at a price equal to the average closing price as reported on the NASDAQ stock market for the ten (10) business day period immediately prior to the Closing Date. The form of such warrant certificate is attached hereto as Exhibit "A".

     2.3 Excluded Liabilities. Unless otherwise provided for herein, the Buyer shall not assume any liabilities, obligations or commitments of Acme relating to or arising out of or incurred in connection with the transactions contemplated by this Agreement, the operation of the Business or the ownership of the Assets prior to the Closing (the "Excluded Liabilities"), including but not limited to:

          (a) any liabilities or obligations of Acme incurred in connection with the transactions contemplated by this Agreement to attorneys, accountants, brokers, or others for services rendered or expenses incurred, by or on behalf of Acme, and all other expenses associated with the sale of the Business;

<PAGE 5>

          (b) any wages, salary, bonuses, commissions, vacation or holiday pay, retiree benefits, severance pay, or other amounts due to any employees or former employees of Acme, and any duties, obligations or liabilities arising under any employee benefit plan, policy or practice, whether defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or otherwise, relating to the employees of Acme;

          (c) any tax (including, without limitation, any federal, state or local income, franchise, sales, transfer, recording, documentary or other tax) imposed upon or incurred by Acme arising out of or in connection with the negotiation and preparation of this Agreement and the consummation of and performance of the transactions contemplated hereby;

          (d) any liabilities, losses and damages and alleged liabilities, losses and damages arising out of or resulting from: (i) personal injury, sickness, death, property damage, property destruction or loss of use of property, or any violation of federal, state or local laws or regulations relating to the protection of the environment which, in either case is the result, in whole or in part, of any environmental impairment, condition existing, or action taken or omitted by Acme, prior to the Closing Date in respect of the Business and which is not attributable to Buyer's ownership, operation or use of the Business after the Closing Date, and (ii) any accident or occurrence occurring on or prior to the Closing Date resulting in personal injury, sickness, death, property damage, property destruction or loss of use of property or arising out of the sale of any products of the Business by Acme prior to the Closing Date;

          (e) any warranty and product liabilities and obligations of Acme which exist on the Closing Date arising out of the sale of the products of the Business made prior to the Closing Date; and

          (f) any liabilities for trade accounts payable.

     2.4 Consent of Third Parties. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any consent, instrument, contract, lease, permit or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the consent of a third party would constitute a breach or violation thereof or affect adversely the rights of the Buyer or Acme

<PAGE 6>

thereunder; and any transfer or assignment to the Buyer by Acme of any interest under any such instrument, contract, lease, permit or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained. In the event any such consent or approval is not obtained on or prior to the Closing Date, Acme shall continue to use its best efforts to obtain any such approval or consent after the Closing Date until such time as such consent or approval has been obtained, and Acme will cooperate with the Buyer in any lawful and economically feasible arrangement to provide that the Buyer shall receive the interest of Acme, as the case may be, in the benefits under any such instrument, contract, lease or permit or other agreement or arrangement, including performance by Acme, as the case may be, as agent, if economically feasible, provided that the Buyer shall undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent the Buyer would have been responsible thereforhere under if such consent or approval had been obtained. Nothing in this Section2.4 shall be deemed a waiver by the Buyer of its right to receive at the Closing an effective assignment of all of the Assets, to the extent they are assignable by Acme, nor shall this Section 2.4 be deemed to constitute an agreement to exclude from the Assets any assets described under Section 1.1.

     2.5 Inventory Value. (a) Within five (5) days prior to Closing, Acme shall undertake a physical count of the Inventory being transferred to Buyer hereunder. Acme shall give Buyer at least 72 hours notice of the time and date on which it plans to commence such physical count and Buyer will have the right to be present if it so elects. Acme shall determine the value of the Inventory in accordance with the criteria set forth in Schedule 2.5. The value of the Inventory shall be adjusted on the Closing Date to eliminate the value of any Inventory sold and shipped, and to add the value of any Inventory purchased between the date of the physical count of the Inventory and the Closing Date("Adjusted Inventory").

          (b) Acme shall prepare for shipping, arrange to have shipped by such carrier as Buyer shall designate, at Buyer's cost, and have loaded onto such carrier's truck for shipment to Buyer, all of the Inventory. Acme shall count the Inventory prior to shipment to Buyer. Acme shall obtain a receipt from the carrier shipping such Inventory for the quantities of the Inventory counted by Acme and shall promptly provide a copy to Buyer. Acme shall take reasonable precautions to ensure that the Inventory will not be damaged prior to shipment. All of the Inventory shall be delivered F.O.B. Acme's plant. Title to the Inventory will pass to Buyer at the time such Inventory is delivered F.O.B. at Acme's plant for shipment to Buyer.

<PAGE 7>

     2.6 Purchase Price Adjustment. In the event that the value of the Adjusted Inventory is greater than $1,722,000, the Purchase Price shall be increased, on a dollar for dollar basis, for the increase in the Adjusted Inventory.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of Acme. Acme represents and warrants to the Buyer as follows:

          3.1.1. Authorization, etc. Acme has the corporate power and authority to execute and deliver this Agreement and each of the collateral agreements described herein (the "Collateral Agreements") to which it will be a party, to perform fully its obligations thereunder, and to consummate the transactions contemplated thereby. This Agreement and each of the Collateral Agreements to which Acme is a party will be, on the Closing Date, legal, valid and binding obligations of Acme, enforceable against it in accordance with their respective terms.

          3.1.2. Corporate Status. (a) Acme is a corporation duly organized, validly existing and in good standing under the laws of the state of
Connecticut, with full corporate power and authority to carry on its business(including its portion of the Business) and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased or operated.

         (b) Acme is duly qualified or licensed to do business and is in good standing in each of the jurisdictions specified opposite its name in Schedule 3.1.2(b), which are the only jurisdictions in which the operation of its portion of the Business or the character of the properties owned, leased or operated by it in connection with the Business makes such qualification or licensing necessary.

         (c) Acme has delivered to the Buyer complete and correct copies of its certificate of incorporation and by-laws or other organizational documents, in each case, as amended and in effect on the date hereof. Acme is not in violation of any of the provisions of its certificate of incorporation or by-laws or other organizational documents.

<PAGE 8>

          3.1.3. No Conflicts, etc. The execution, delivery and performance by Acme of this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation or a default under (with or without the giving of notice or the lapse of time or both) (i) any applicable law or any of the properties or assets of Acme (including but not limited to the Assets), (ii) the certificate of incorporation or by-laws or other organizational documents of Acme or (iii) except as set forth in Schedule 3.1.3,any contract, agreement or other instrument to which Acme is a party or by which its properties or assets, including but not limited to the Assets, may be bound or affected. Except as specified in Schedule 3.1.3, no governmental approval or other consent is required to be obtained or made by Acme in connection with the execution and delivery of this Agreement and the Collateral Agreements or the consummation of the transactions contemplated thereby.

          3.1.4.  Financial  Statements.  Acme has (or by the Closing  Date will have) delivered to the Buyer (a) the following audited financial statements of the Business as at and for the period ended December 31, 1998 (i) net sales, and direct deductions therefrom, including sales discounts and allowances, freight and returns; (ii) total cost of sales, including an allocation of warehousing, shipping, utilities, insurance, quality control and employee costs; The plant costs will be allocated between the Business and the remaining operations of Acme; (iii) selling and administrative expenses directly identifiable with the Business; (iv) Allocated corporate general administrative expenses;
(v)statements  of  Assets to be  acquired  by the Buyer at  December  31,  1998;
(vi)footnotes to these statements indicating the basis of presentation; (the "Audited Financial Statements"), and (b) unaudited financial statements of the Business as at and for the period ended December 31, 1997 (the "Unaudited Financial Statements"), (the Audited Financial Statements, the Unaudited Financial Statements and, from and after the date of delivery thereof the Subsequent Monthly Financial Statements, collectively the "Financial Statements"). The Audited Financial Statements are complete and correct in all material respects. The Financial Statements do not include any material assets or liabilities not intended to constitute a part of the Business or the Assets after giving effect to the transactions contemplated hereby, and present fairly the financial condition of the Business as at their respective dates.

          3.1.5 Extent of Knowledge. For purposes of this Agreement, to the best of its knowledge after due inquiry shall be limited in scope to the knowledge of the employees set forth on Exhibit "B" hereto.

          3.1.6. Taxes. (a) Acme has duly and timely filed all tax returns relating to the Business with respect to taxes ("Covered Taxes") required to be filed on or before the Closing Date ("Covered Returns"). Except for Covered Taxes set forth on Schedule 3.1.6(a), which are being contested in good faith and by appropriate proceedings, the following Covered Taxes, to the best of its

<PAGE 9>

knowledge after due inquiry, have been duly and timely paid: (i) all Covered Taxes shown to be due on the covered Returns, (ii) all deficiencies and assessments of Covered Taxes of which notice has been received by Acme that are or may become payable by the Buyer or chargeable as a lien upon the Business, and (iii) all other Covered Taxes due and payable on or before the Closing Date for which neither filing of Covered Returns nor notice of deficiency or assessment is required of Acme, or reasonably should be aware that are or may become payable by the Buyer or chargeable as a lien upon the Business. All taxes required to be withheld by or on behalf of Acme in connection with amounts paid or owing to any employee, independent contractor, creditor or other party with respect to the Business ("Withholding Taxes") have been withheld, and such withheld taxes have either been duly and timely paid or set aside in accounts for such purpose.

     (b) Except as set forth on Schedule 3.1.6(b), no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Covered Taxes or Withholding Taxes, and no power of attorney with respect to any such taxes, has been filed with the Internal Revenue Service (the "IRS") or any other governmental authority.

     (c) Except as set forth on Schedule 3.1.6(c), (i) there are no Covered Taxes or Withholding Taxes asserted in writing by any governmental authority to be due and (ii) no issue has been raised in writing by any governmental authority in the course of any audit with respect to Covered Taxes or Withholding Taxes. Except as set forth on Schedule 3.1.6(c), no Covered Taxes and no Withholding Taxes are currently under audit by any governmental authority. Except as set forth on Schedule 3.1.6(c), neither the IRS nor any other governmental authority is now asserting or, to the best knowledge of Acme, threatening to assert against Acme any deficiency or claim for additional Covered Taxes or any adjustment of Covered Taxes that would, if paid by the Buyer, have a material adverse effect, and there is no reasonable basis for any such assertion of which Acme is or reasonably should be aware.

     (d) The Buyer will not be required to deduct and withhold any amount pursuant to Section 1445(a) of the Code upon the transfer of the Business to the Buyer.

     (e) Except as set forth on Schedule 3.1.6(e), there is no litigation or administrative appeal pending or, to the best knowledge of Acme, threatened against or relating to Acme in connection with Covered Taxes. 3.1.7. Absence of Changes. Except as set forth in Schedule 3.1.7,since December 31, 1998, to the best of its knowledge after due inquiry, Acme has

<PAGE 10>

conducted the Business only in the ordinary course consistent with prior practice and has not, on behalf of, in connection with or relating to the Business or the Assets:

               (a) suffered any material adverse effect;

               (b) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice, none of which liabilities, in any case or in the aggregate, could have a material adverse effect;

               (c) discharged or satisfied any lien other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Audited Balance Sheet and current liabilities incurred since the date thereof in the ordinary course of business consistent with prior practice;

               (d) mortgaged, pledged or subjected to lien, any property, business or assets, tangible or intangible, held in connection with the Business;

               (e) sold, transferred, leased to others or otherwise disposed of any of the Assets, except for inventory sold in the ordinary course of business, or cancelled or compromised any debt or claim, or waived or released by right of substantial value;

               (f) received any notice of termination of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance);

               (g) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto;

               (h) encountered any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts, or had any material change in its relations with its customers or suppliers;

<PAGE 11>

               (i) failed to replenish the Division's inventories and supplies in a normal and customary manner consistent with its prior practice and prudent business practices prevailing in the industry, or made any purchase commitment in excess of the normal, ordinary and usual requirements of its business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry, or made any change in its selling, pricing, advertising or personnel practices inconsistent with its prior practice and prudent business practices prevailing in the industry;

               (j) made any capital expenditures or capital additions or improvements in excess of an aggregate of $50,000.00;

               (k) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to the Business or the Assets other than in the ordinary course of business consistent with past practices but not in any case involving amounts in excess of $25,000.00;

               (l) entered into any transaction, contract or commitment other than in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder's fee, taxes or other expenses in connection with, or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby; or

               (m) taken any action or omitted to take any action that would result in the occurrence of any of the foregoing.

          3.1.8. Litigation. Except as set forth on Schedule 3.1.8, to the best of its knowledge after due inquiry, there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or threatened against or relating to Acme in connection with the Assets or the Business or against or relating to the transactions contemplated by this Agreement, and Acme does not know or have reason to be aware of any basis for the same. Except as set forth in such Schedule 3.1.8, no citations, fines or penalties have been asserted against any Seller with respect to the Division since January 1, 1996, under any environmental law, by the Food and Drug Administration, or any foreign, federal, state or local law relating to occupational health or safety.

<PAGE 12>

          3.1.9. Compliance with Laws; Governmental Approvals and Consents; Governmental Contracts. (a) Except as disclosed in Schedule 3.1.9(a), since January 1, 1996, to the best of its knowledge after due inquiry, Acme has complied in all material respects with all applicable laws applicable to the Business or the Assets, and has not received any notice alleging any such conflict, violation, breach or default.

          (b) Schedule 3.1.9(b) sets forth all governmental approvals and other consents necessary for, or otherwise material to, the conduct of the Business. Except as set forth in Schedule 3.1.9(b), all such governmental approvals and consents have been duly obtained and are in full force and effect, and Acme is in full compliance with each of such governmental approvals and consents held by it with respect to the Assets and the Business.

          (c) Schedule 3.1.9(c) sets forth all contracts with any governmental authority.

          (d) To the best of its knowledge after due inquiry, there are no proposed laws, rules, regulations, ordinances, orders, judgments, decrees, governmental takings, condemnations or other proceedings which would be applicable to the business, operations or properties of the Division and which might adversely affect the properties, assets, liabilities, operations or prospects of the Division, after the Closing Date.

          3.1.10. Operation of the Business. Except as set forth in Schedule 3.1.10, (a) Acme has conducted the Business only through Acme and not through any other divisions or any direct or indirect subsidiary or affiliate of Acme and (b) no part of the Business is operated by Acme through any entity other than Acme.

          3.1.11. Assets. Except as disclosed in Schedule 3.1.11, Acme has good title to all the Assets free and clear of any and all liens. Except for the Inventory, the Assets are being transferred in "as is" condition and, to the knowledge of Acme, there are no facts or conditions affecting the Assets which could, individually or in the aggregate, interfere in any material respect with the use, occupancy or operation thereof as currently used, occupied or operated, or their adequacy for such use.

          3.1.12. Contracts. (a) To the best of its knowledge after due inquiry,
Schedule 3.1.12 (a) contains, except with respect to open purchase orders, which shall be provided at Closing, a complete and correct list of all agreements, contracts, commitments and other instruments and arrangements(whether written or oral) of the types described below (x) by which any of the assets are bound or affected or (y) to which Acme is a party or by which it is bound in connection with the Business or the Assets (the "Contracts").

<PAGE 13>

          (i) licenses, licensing arrangements and other contracts providing in whole or in part for the use of, or limiting the use of, any Intellectual Property;

          (ii) brokerage or finder's agreements;

          (iii) joint venture, partnership and similar contracts involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing contracts);

          (iv) asset purchase agreements and other acquisition or divestiture agreements, including but not limited to any agreements relating to the sale, lease or disposal of any Assets (other than sales of inventory in the ordinary course of business) or involving continuing indemnity or other obligations;

          (v) orders and other contracts for the purchase or sale of materials, supplies, products or services, each of which involves aggregate payments in excess of $20,000.00 in the case of purchases or $5,000.00 in the case of sales;

          (vi)  sales  agency,  manufacturer's   representative,   marketing  or
     distributorship agreements;

          (vii) contracts, agreements or arrangements with respect to the representation of the Business in foreign countries;

          (viii) any other contracts, agreements or commitments that are material to the Business.

          (b) Acme has delivered to the Buyer complete and correct copies of all written Contracts, together with all amendments thereto, and accurate descriptions of all material terms of all oral Contracts, set forth or required to be set forth in Schedule 3.1.12(a).

          (c) All Contracts are in full force and effect and enforceable against each party thereto. There does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Acme or, to the best knowledge of Acme, any other party thereto except as set

<PAGE 14>

forth in Schedule 3.1.12(c) and except for such events or conditions that, individually and in the aggregate, (i) has not had or resulted in, and will not have or result in, a material adverse effect and (ii) has not and will not materially impair the ability of Acme to perform its obligations under this Agreement and under the Collateral Agreements. Except as set forth in Schedule3.1.12(c), no consent of any third party is required under any Contract as a result of or in connection with, and the enforceability of any Contract will not be affected in any manner by, the execution, delivery and performance of his Agreement, any of the Collateral Agreements or the consummation of the transactions contemplated thereby.

          (d) There is no outstanding power of attorney relating to the Business.

          3.1.13. Territorial Restrictions. Except to the extent limited by Acme's agreement with Hogy Medical Co., Ltd. dated as of August 8, 1996, Acme is not restricted by any written agreement or understanding with any other person from carrying on the Business anywhere in the world. The Buyer, solely as a result of its purchase of the Business from Acme pursuant hereto and the assumption of the Assumed Liabilities, will not thereby become restricted in carrying on any business anywhere in the world.

          3.1.14. Inventories. All Inventories are of good, usable and merchantable quality in all material respects and, except as set forth on
Schedule 3.1.14, (a) all Inventories are of such quality as to meet the quality control standards of Acme and any applicable governmental quality control standards, (b) all Inventories that are finished goods are saleable as current inventories at the current prices thereof in the ordinary course of business, and (c) all Inventories are recorded on the books of the Business at the lower of cost or market value determined in accordance with GAAP. Schedule 3.1.14lists the locations of all Inventories.

          3.1.15.  Customers.  To the best of its  knowledge  after due inquiry,
Schedule 3.1.15 sets forth (a) the names and addresses of the ten (10) largest customers (ranked by sales dollars) of Acme that ordered goods and services from Acme during the twelve month period ended December 31, 1998 and (b) the amount for which each such customer was invoiced during such period. Except as set forth on Schedule 3.1.15, Acme has not received any notice or has any reason to believe that any significant customer (i) has ceased, or will cease, to use the products, goods or services of the Division, (ii) has substantially reduced or will substantially reduce, the use of products, goods or services of the Division or (iii) has sought, or is seeking, to reduce the price it will pay for products, goods or services of the Division, including in each case after the consummation of the transactions contemplated hereby.

<PAGE 15>

          3.1.16. Suppliers; Raw Materials. To the best of its knowledge after due inquiry, Schedule 3.1.16 sets forth (a) the names and addresses of Acme's ten (10) largest suppliers (and any affiliate thereof) (ranked by dollars) from which the Division ordered raw materials, supplies, merchandise and other goods and services during the twelve month period ended December 31,1998 and (b) the amount for which each such supplier invoiced the Division during such period. Acme has not received any notice or has any reason to believe that there has been any material adverse change in the price of such raw materials, supplies, merchandise or other goods or services, or that any such supplier will not sell raw materials, supplies, merchandise and other goods to the Buyer at any time after the Closing Date on terms and conditions similar to those used in its current sales to the Division, subject to general and customary price increases.

          3.1.17. Product Warranties. To the best of its knowledge after due inquiry, except as set forth in Schedule 3.1.17 and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products of the Business and (b) there are no pending or threatened claims with respect to any such warranty, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due.

          3.1.18. Absence of Certain Business Practices. To the best of its knowledge after due inquiry, neither Acme, any officer, employee or agent of Acme, or any other person acting on their behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or maybe in a position to help or hinder the Business (or assist Acme in connection with any actual or proposed transaction relating to the Business) (i) which subjected or might have subjected Acme to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a material adverse effect, (iii) which if not continued in the future, might have a material adverse effect or subject Acme to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

          3.1.19. Intellectual Property. (a) Title. Schedule 1.1(d) contains, to the best of its knowledge after due inquiry, a complete and correct list of all Intellectual Property that is owned by Acme and primarily related to, used in, held for use in connection with, or necessary for the conduct of, or otherwise

<PAGE 16>

material to the Business (the "Owned Intellectual Property") other than (i) inventions, trade secrets, processes, formulas, compositions, designs and confidential business and technical information and (ii) Intellectual Property that is both not registered or subject to application for registration and not material to the Business. Acme owns or has the exclusive right to use pursuant to license, sublicense, agreement or permission all Intellectual Property Assets, free from any liens and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever. The Intellectual Property Assets comprise all of the Intellectual Property necessary for the Buyer to conduct and operate the Business as now being conducted by Acme.

          (b) Transfer. Immediately after the Closing, the Buyer will own all of the Owned Intellectual Property and will have a right to use all other Intellectual Property Assets, free from any liens and on the same terms and conditions as in effect prior to the Closing.

          (c) No Infringement. The conduct of the Business does not infringe or otherwise conflict with any rights of any person in respect of any Intellectual Property. To the knowledge of Acme after due inquiry, none of the Intellectual Property Assets is being infringed or otherwise used or available for use, by any other person.

          (d) Licensing Arrangements. Schedule 3.1.19(d) sets forth all agreements, arrangements or laws (i) pursuant to which Acme has licensed Intellectual Property Assets to, or the use of Intellectual Property Assets is otherwise permitted (through non-assertion, settlement or similar agreements or otherwise) by, any other person and (ii) pursuant to which Acme has had Intellectual Property licensed to it, or has otherwise been permitted to use Intellectual Property (through non-assertion, settlement or similar agreements or otherwise). All of the agreements or arrangements set forth on Schedule3.1.19(d) (x) are in full force and effect in accordance with their terms and no default exists thereunder by Acme, or to the knowledge of Acme after due inquiry, by any other party thereto, (y) are free and clear of all liens, and(z) do not contain any change in control or other terms or conditions that will become applicable or inapplicable as a result of the consummation of the transactions contemplated by this Agreement. Acme has delivered to the Buyer true and complete copies of all licenses and arrangements (including amendments)set forth on Schedule 3.1.19(d). All royalties, license fees, charges and other amounts payable by, on behalf of, to, or for the account of, Acme in respect of any Intellectual Property are disclosed in the Financial Statements.

<PAGE 17>

          (e) No Intellectual Property Litigation. No claim or demand of any person has been made nor is there any proceeding that is pending, or to the knowledge of Acme after due inquiry, threatened, nor is there a reasonable basis therefore, which (i) challenges the rights of Acme in respect of any Intellectual Property Assets, (ii) asserts that Acme is infringing or otherwise in conflict with, or is, except as set forth in Schedule 3.1.19(d), required to pay any royalty, license fee, charge or other amount with regard to, any Intellectual Property, or (iii) claims that any default exists under any agreement or arrangement listed on Schedule 3.1.19(d). None of the Intellectual Property Assets is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, nor has been the subject of any litigation within the last five years, whether or not resolved in favor of Acme.

          (f) Due Registration, Etc. The Owned Intellectual Property has been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, United States Copyright Office or such other filing offices, domestic or foreign, and Acme has taken such other actions, to ensure full protection under any applicable laws or regulations, and such registrations, filings, issuances and other actions remain in full force and effect, in each case to the extent material to the Business.

          (g) Use of Name and Mark. Except as set forth in Schedule3.1.19(g), there are, and immediately after the Closing will be, no contractual restriction or limitations pursuant to any orders, decisions, injunctions, judgments, awards or decrees of any governmental authority on the Buyer's right to use the names and marks listed on Schedule 3.1.19(g) in the conduct of the Business as presently carried on by Acme or as such Business may be extended by the Buyer.

          3.1.20. Insurance. Schedule 3.1.20 contains a complete and correct list and summary description of all insurance policies maintained by Acme for the benefit of or in connection with the Assets or the Business. Acme has delivered to the Buyer complete and correct copies of all such policies together with all riders and copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. Acme agrees to maintain its current insurance program for a period of three (3) years from the Closing Date ("Extended Insurance Period"). In the event of the cancellation of its current claims-made insurance, or in the event the insurance is written on an Occurrence policy form in the future, Acme shall maintain an Extended Reporting period in connection with such policy for the remainder of the Extended Insurance Period. Schedule
3.1.20 sets out all claims made by Acme under any policy of insurance during the past two years with respect to the Business and in the opinion of Acme reasonably formed and held, there is no basis on which a claim should or could be made under any such policy with respect to it.

<PAGE 18>

          3.1.21. Confidentiality. Except as set forth on Schedule 3.1.21,to the best of its knowledge after due inquiry, Acme has taken all steps necessary to preserve the confidential nature of all material confidential information (including, without limitation, any proprietary information) with respect to the Business, including but not limited to the manufacturing or marketing of any of the Division products or services.

          3.1.22. No Guarantees. To the best of its knowledge after due inquiry, none of the obligations or liabilities of the Business or of Acme incurred in connection with the operation of the Business is guaranteed by or subject to a similar contingent obligation of any other person. Acme has not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other person. There are no outstanding letters of credit, surety bonds or similar instrument so Acme in connection with the Business or Assets.

          3.1.23. Brokers, Finders, etc. Except as set forth on Schedule3.1.24, all negotiations relating to this Agreement, the Collateral Agreements, and the transactions contemplated thereby, have been carried on without the participation of any person acting on behalf of Acme in such manner as to give rise to any valid claim against the Buyer or any of its subsidiaries for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to Acme upon consummation of the transactions contemplated hereby or thereby.

          3.1.24. Disclosure. To the best of its knowledge after due inquiry, no representation or warranty by Acme contained in this Agreement nor any statement or certificate furnished or to be furnished on its behalf to the Buyer or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading. There is no fact (other than matters of a general economic or political nature which do not affect the Business uniquely) known to Acme that has not been disclosed by Acme to the Buyer that might reasonably be expected to have or result in a material adverse effect.

          3.1.25. Accounts Payable. Acme shall pay all accounts payable and other obligations of the Business when they become due and payable in the ordinary course of business consistent with prior practice.

<PAGE 19>

     3.2 Representations and Warranties of the Buyer. The Buyer represents and warrants to Acme as follows:

          3.2.1. Corporate Status; Authorization, etc. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to execute and deliver this Agreement and the Collateral Agreements, to perform its obligations thereunder and to consummate the transactions contemplated thereby. This Agreement and the Collateral Agreements constitute valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms.

          3.2.2. No Conflicts, etc. The execution, delivery and performance by the Buyer of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a violation of or under (with or without the giving of notice or the lapse of time, or both) (i) the certificate of incorporation or by-laws or other organizational documents of the Buyer, (ii) any applicable law applicable to the Buyer or any of its or their properties or assets or (iii) any contract, agreement or other instrument applicable to the Buyer or any of its or their properties or assets, except, in the case of clause (iii), for violations and defaults that, individually and in the aggregate, have not and will not materially impair the ability of the Buyer to perform their obligations under this Agreement or under any of the Collateral Agreements to which they are a party. Except as specified in Schedule 3.2.2, no governmental approval or other consent is required to be obtained or made by the Buyer in connection with the execution and delivery of this Agreement or the Collateral Agreements or the consummation of the transactions contemplated thereby.

          3.2.3. Litigation. There is no action, claim, suit or proceeding pending, or to the Buyer's knowledge threatened, in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

          3.2.4. Brokers, Finders, etc. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any person acting on behalf of the Buyer in such manner as to give rise to any valid claim against the Buyer for any brokerage or finder's commission, fee or similar compensation.

<PAGE 20>

          3.2.5. Reporting Obligations of Buyer. Buyer has duly filed on a timely basis all reports and registration statements to be filed by Buyer under the Exchange Act of 1934, as amended and the Securities Act of 1933, as amended and the rules and regulations adopted by the Securities and Exchange Commission("SEC") thereunder. No filings by Buyer with the SEC contain an untrue statement of a material fact necessary in order to make the statements contained therein or in any related documents not misleading in light of the circumstances under which they were made.

                                   ARTICLE IV
                                    COVENANTS

     4.1 Covenants of Acme.

          4.1.1. Conduct of Business. From the date hereof to the Closing Date, except as expressly permitted or required by this Agreement or as otherwise consented to by the Buyer in writing, Acme will:

               (a) carry on the Business in, and only in, the ordinary course, in substantially the same manner as heretofore conducted, and use all reasonable efforts to preserve intact its present business organization, maintain its properties in good operating condition and repair, keep available the service of its present officers and significant employees, and preserve its relationship with customers, suppliers and others having business dealings with it, to the end that its goodwill and going business shall be in all material respects unimpaired following the Closing;

               (b) pay accounts payable and other obligations of the Business when they become due and payable in the ordinary course of business consistent with prior practice;

               (c) perform in all material respects all of its obligations under all contracts and other agreements and instruments relating to or affecting the Business or the Assets, and comply in all material respect with all applicable laws applicable to it, the Assets or the Business;

<PAGE 21>

               (d) not enter into or assume any material agreement, contract or instrument relating to the Business, or enter into or permit any material amendment, supplement, waiver or other modification in respect thereof; and

               (e) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in Section 3.1.7.

          4.1.2. Further Assurances. Following the Closing, Acme shall, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Buyer, to confirm and assure the rights and obligations provided for in this Agreement and in the Collateral Agreements and render effective the consummation of the transactions contemplated thereby.

          4.1.3. Liability for Transfer Taxes. Acme shall be responsible for the timely payment of, and shall indemnify and hold harmless the Buyer against, all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar taxes and fees ("Transfer Taxes"), if any, arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement and the Collateral Agreements. Acme shall prepare and timely file all tax returns required to be filed in respect of Transfer Taxes (including, without limitation, all notices required to be given with respect to bulk sales taxes), provided that the Buyer shall be permitted to prepare any such Tax Returns that are its primarily responsibility under applicable law. The Buyer's preparation of any such tax returns shall be subject to Acme's approval, which approval shall not be withheld unreasonably.

          4.1.4. Certificates of Tax Authorities. On the Closing Date, Acme shall provide to the Buyer copies of certificates from the appropriate taxing authority stating that no Taxes are due to any state or other taxing authority for which the Buyer could have liability to withhold or pay Taxes with respect to the transfer of the Assets or the Business. If Acme shall fail to provide such certificates, the Buyer shall withhold or, where appropriate, escrow such amounts as necessary based upon the Buyer's reasonable estimate of the amount of such potential liability, or as determined by the appropriate taxing authority, to cover such Taxes until such time as certificates are provided.

<PAGE 22>

          4.1.5. Use of Business Name. After the Closing, except as otherwise provided for herein, Acme will not, directly or indirectly, use or do business, or allow any affiliate to use or due business, or assist any third party in using or doing business, under the names and marks set forth in Schedule 1.1(d) (or any other name confusingly similar to such names and marks).

          4.1.6. Financial Statements. Until the Closing, on or before the25th day of each month, Acme shall deliver to the Buyer unaudited consolidated financial statements of the Business as at and for the monthly period ending the last day of the preceding month (the "Subsequent Monthly Financial Statements"),which shall include the same presentation included in the Audited Financial Statements as set forth in section 3.1.4 (i) - (vi). At the time that the Subsequent Monthly Financial Statements are delivered to the Buyer, Acme shall by such delivery be deemed to have made the representations and warranties to the Buyer with respect to such Subsequent Monthly Financial Statements set forth in Section 3.1.4.

          4.1.7. Returns and Rebates. (a) Acme accepts the financial responsibility for all product returns of the Business which occurred prior to the Closing Date; provided, however, that Buyer hereby agrees to purchase from Acme any returned products which have a remaining shelf life of not less than 12months (except for products that have been returned for quality reasons) which are resalable in the ordinary course of business at the same prices at which other similar products sold, provided that the value of the products so returned does not exceed $10,000;

          (b) Acme agrees to reimburse Buyer for any rebate amount claimed by any customer in connection with (and limited to) sales of the Business made and invoiced by such customers within seventy-five (75) days after the Closing Date to end-user purchased, provided, however, that Acme shall have no such liability except to the extent the rebate amount claimed is properly documented to Acme and would be properly payable under Acme's rebate policy existing on the date of this Agreement. Buyer shall be solely responsible for paying any such rebate amounts in respect of sales of the Business sold and invoiced to end-user purchasers seventy-six (76) or more days after the Closing Date.

          (c) Each of the parties shall cooperate fully with the other in forwarding to the proper party any misdirected rebate requests that it receives.

          4.1.8 Transition. Contemporaneously with the execution of this Agreement, the parties will enter into an agreement providing for the transition of the Business, including the supply of certain of the Products and raw materials for a specified period after the closing.

<PAGE 23>

     4.2 Covenants of the Buyer.

          4.2.1. Further Actions. (a) The Buyer agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby.

          (b) The Buyer will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by each of them pursuant to applicable law in connection with this Agreement, the Collateral Agreements, its acquisition of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby.

          (c) The Buyer will coordinate and cooperate with Acme in exchanging such information and supplying such reasonable assistance as may be reasonably requested by Acme in connection with the filings and other actions.

          4.2.2. Further Assurances. Following the Closing, the Buyer shall execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Acme, to confirm and assure the rights and obligations provided for in this Agreement and in the Collateral Agreements and render effective the consummation of the transactions contemplated thereby.

          4.2.3. Use of Business Names by the Buyer. To the extent the trademarks, service marks, brand names or trade, corporate or business names of Acme or of any of Acme's divisions (other than the Division) are used by the Division or the Business on stationery, signage, invoices, receipts, forms, packaging, advertising and promotional materials, product, training and service literature and materials, computer programs or like materials ("Marked Materials") or appear on Inventory at the Closing, the Buyer may use such Marked Materials or sell such Inventory after Closing for a period of five (5) years without altering or modifying such Marked Materials or Inventory, or removing such trademarks, service marks, brand names, or trade, corporate or business names, but Medical Action and the Buyer shall not thereafter use such trademarks, service marks, brand names or trade, corporate or business names in any other manner without the prior written consent of Acme, provided however that Buyer maintains the trace ability as to their purchase, manufacture and subsequent sale of all such raw materials, components and finished goods as the case may be.

<PAGE 24>

          4.2.4. Investigation By Buyer. Prior to the date hereof, Acme has allowed (and between the date hereof and the Closing Date Acme will continue to allow) Buyer and its Representatives, at Buyer's own expense during regular business hours, to inspect the Assets and to inspect and make copies of contracts, books and records or information requested by Buyer and reasonably related to the conduct of the Business, including historical financial information. All information will be provided to Buyer in the form that the information may presently exist or be readily available. Buyer acknowledges and agrees that it has completed such investigation as it deems necessary to enter into this Agreement.

          4.2.5. Employee Matters. To the extent that Buyer, in its sole discretion, determines to offer employment to any persons employed by Acme as of the Closing Date, Buyer will be responsible for all salary and benefits of such persons employed by Buyer from and after the date they become employees of Buyer, such salary and benefits to be determined by Buyer in its sole discretion.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

     5.1 Conditions to Obligations of Each Party. The obligations of the parties to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

          5.1.1. No Injunction, etc. Consummation of the transactions contemplated hereby shall not have been restrained, enjoined or otherwise prohibited by any applicable law, including any order, injunction, decree or judgment of any court or other governmental authority. No court or other governmental authority shall have determined any applicable law to make illegal the consummation of the transactions contemplated hereby or the Collateral Agreements, and no proceeding with respect to the application of any such applicable law to such effect shall be pending.

     5.2 Conditions to Obligations of the Buyer. The obligations of the Buyer to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by Buyer) on or prior to the Closing Date of the following additional conditions, which Acme agrees to use reasonable good faith efforts to cause to be fulfilled:

<PAGE 25>

          5.2.1. Representations, Performance. The representations and warranties of Acme contained in this Agreement and in the Collateral Agreements and made pursuant to Sections 3.1 shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of the date hereof. Acme shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement and each of the Collateral Agreements to be performed or complied with by it prior to or on the Closing Date. Acme shall have delivered to the Buyer a certificate, dated the Closing Date and signed by its duly authorized officers, to the foregoing effect.

          5.2.2. Consents. Acme shall have obtained and shall have delivered to the Buyer copies of (i) all governmental approvals required to be obtained by it in connection with the execution and delivery of this Agreement and theCollateral Agreements and the consummation of the transactions contemplated hereby or thereby and (ii) all consents (including, without limitation, all consents required under any contract) necessary to be obtained in order to consummate the sale and transfer of the Assets pursuant to this Agreement and the consummation of the other transactions contemplated thereby and by theCollateral Agreements, unless the failure to obtain such consent would not, individually or in the aggregate, have a material adverse effect.

          5.2.3. No Material Adverse Effect. Except as set forth in Schedule3.1.8, no event, occurrence, fact, condition, change, development or effect shall have occurred, exist or come to exist since the Audited Financials that, individually or in the aggregate, has constituted or resulted in, or could reasonably be expected to constitute or result in, a material adverse effect.

          5.2.4. Collateral Agreements. Acme shall have entered into each of the following agreements with the Buyer:

          (a) a trademark license agreement, in the form attached hereto as Exhibit "C", pursuant to which Acme will grant to Medical Action, on a royalty-free basis, the right to use in connection with the Business the trademarks and other Intellectual Property specified therein for a period of ten (10) years following the Closing;

          (b) a non-competition agreement, in the form annexed hereto as Exhibit "D", pursuant to which Acme agrees not, directly or indirectly, to engage, either directly or indirectly, in any business competitive with the Business for a period of five (5) years.

<PAGE 26>

          5.2.5. Opinion of Counsel. Medical Action shall have received an opinion, addressed to it and dated the Closing Date, from Brody, Wilkinson and Ober, counsel to Acme, in substance and form reasonably satisfactory to Medical Action.

          5.2.6. Corporate Proceedings. All corporate and other proceedings of Acme in connection with this Agreement and the Collateral Agreements and the transactions contemplated thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Buyer and its counsel, and the Buyer and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

          5.2.7. Transfer Documents. Acme shall have delivered to the Buyer at the Closing all documents, certificates and agreements necessary to transfer to the Buyer good and marketable title to the Assets, free and clear of any and all liens thereon, other than those included in the Assumed Liabilities, including without limitation:

          (a) a bill of sale, assignment and general conveyance, in form and substance reasonably satisfactory to the Buyer, dated the Closing Date, with respect to the Assets;

          (b) assignments of all contracts, Intellectual Property and any other agreements and instruments constituting Assets, dated the Closing Date, assigning to the Buyer all of Acme's right, title and interest therein and thereto, with any required consent endorsed thereon.

          5.2.8. Additional Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby shall be further conditioned (unless waived) upon the following:

          (a) Acme's delivery on or before February 15, 1999 of the Audited Financial Statements which shall reflect (i) net sales in excess of $10,000,000; and (ii) Gross Profit ("net sales minus total cost of goods sold") as a percentage of net sales in excess of 27.5%;

          (b) Written notification by the Securities and Exchange Commission of their concurrence that the filing by the Buyer of the Audited Financials will meet the requirements of Rule 305 of Regulation S-X;

<PAGE 27>

          (c) the Subsequent Monthly Financial Statements shall reflect monthly net sales in excess of $850,000 (except for the month of February 1999, which shall record net sales in excess of $800,000) and Gross Profit as a percentage of net sales of at least 27.5%; and

          (d) maintain Inventory of at least $1,700,000 that is of good, usable and merchantable quality in all material respects and shall not include items on hand that are in excess of a twelve (12) month supply.

     5.3 Conditions to Obligations of Acme. The obligation of Acme to consummate the transactions contemplated hereby shall be subject to the fulfillment (or wavier) on or prior to the Closing Date, of the following additional conditions, which the Buyer agrees to use reasonable good faith efforts to cause to be fulfilled.

          5.3.1. Representations, Performance, etc. The representations and warranties of the Buyer contained in this Agreement and the Collateral Agreements in Section 3.2 shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty with out any materiality qualification) at and as of the date hereof and shall be repeated and shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualifications) on and as of the Closing Date with the same effect as through made at and as of such time. The Buyer shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement and the Collateral Agreements to be performed or complied with by them prior to or on the Closing Date. The Buyer shall have delivered to Acme a certificate, dated the Closing Date and signed by its duly authorized officer, to the foregoing effect.

          5.3.2. Opinion of Counsel. Acme shall have received an opinion, addressed to it and dated the Closing Date, of Richard G. Satin, Esq., General Counsel for the Buyer in form and substance reasonably satisfactory to Acme.

          5.3.3. Corporate Proceedings. All corporate proceedings of the Buyer in connection with this Agreement and the Collateral Agreements and the transactions contemplated thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to Acme and its counsel, and Acme and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

<PAGE 28>

          5.3.4.   Consents  and   Approvals.   Acme  shall  have  obtained  all
governmental approvals necessary to consummate the transactions contemplated hereby.

          5.3.5. Collateral Agreements. The Buyer shall have entered into each of the Collateral Agreements to which it is a party, paid the Purchase Price and delivered the Warrants.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Indemnification. (a) By Acme. Acme covenants and agrees to defend, indemnify and hold harmless the Buyer, its officers, directors, employees, agents, advisers, representatives and affiliates (collectively, the "the Buyer Indemnitees") from and against, and pay or reimburse the Buyer for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorney's and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

          (i) any inaccuracy of any representation or warranty made by Acme in this Agreement or Collateral Agreement or in connection herewith or therewith;

          (ii) any failure of Acme to perform any covenant or agreement under this Agreement or Collateral Agreement or fulfill any other obligation in respect hereof or thereof;

          (iii) any Excluded Liabilities;

          (iv) any and all taxes of Acme not relating to or arising out of the Business;

          (v) any product liability claim with respect to products manufactured or sold by Acme;

          (vi) any failure of Acme to comply with applicable bulk sales laws (in consideration of which indemnification obligations the Buyer hereby waives compliance by Acme with any applicable bulk sales laws); and

<PAGE 29>

          (vii) any liability for infringement of any trade mark, patent or any other intellectual property, including ACU-DERM, with respect to products manufactured or sold by Acme.

          (b) By the Buyer. The Buyer covenants and agrees to defend, indemnify and hold harmless Acme and its officers, directors, employees, agents, advisers, representatives and affiliates (collectively, the "Acme Indemnitees")from and against any and all Losses resulting from or arising out of:

          (i) any inaccuracy in any representation or warranty by the Buyer made or contained in this Agreement or any Collateral Agreements or in connection therewith;

          (ii) any failure of the Buyer to perform any covenant or agreement made or contained in this Agreement or any collateral agreement or fulfill any other obligation in respect hereof and thereof;

          (iii) the Assumed Liabilities;

          (iv) the use by the Buyer of any Acme trade names or trademarks after the Closing Date as contemplated by Section 4.2.3; and (v) the operation of the Business by the Buyer or the Buyer's or Medical Action's ownership, operation or use of the Assets following the Closing Date.

          (c) Indemnification Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i)the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party,(ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and
(iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement, except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with

<PAGE 30>

the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as a unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of the Buyer to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any such claim or litigation subject to this Section 6.1 and the records of each shall be available to the other with respect to such defense.

          (d) Time Limitation. All claims for indemnification under clause(i) of the first sentence of Section 6.1(a) or clause (i) of the first sentence of
Section 6.1(b) must be asserted within 30 days of the termination of the respective survival periods set forth in Section 6.2.

     6.2 Survival of Representations and Warranties, etc. The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of the parties hereto and the completion of the transactions contemplated herein, but only to the extent specified below:

          (a) except as set forth in clauses (b), (c) and (d) below, the representations and warranties contained in Section 3.1 and Section
          3.2 shall survive for a period of one (1) year following the Closing Date.

<PAGE 31>

          (b) the representations and warranties contained in Sections 3.1.1, 3.1.2, 3.1.3 and 3.2.1 shall survive without limitation; and

          (c) the  representations  and  warranties of Acme contained in Section
          3.1.6 shall survive as to any tax covered by such representations and warranties for so long as any statute of limitations for such Tax remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

          (d) the representations and warranties contained in Section 3.1.20 shall survive for three (3) years following the Closing Date.

     6.3 Expenses. Except as provided in Section 4.1.3, Acme, on the one hand, and the Buyer, on the other hand, shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing commitment fees)in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith(the "Transaction Expenses").

     6.4 Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     6.5 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly give if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by telecopy or telegram.

(i)      if to the Buyer, to
         Medical Action Industries Inc.
         150 Motor Parkway, Suite 205
         Hauppauge, NY 11788
         Attention: Paul D. Meringola
         Chief Executive Officer
         Telephone: 516-231-4600
         Telecopier: 516-231-3075

<PAGE 32>

         with a copy to:

         Richard G. Satin, Esq.
         General Counsel
         Medical Action Industries Inc.
         150 Motor Parkway, Suite 205
         Hauppauge, NY 11788 Telephone: 516-231-4600
         Telecopier: 516-231-3075

(ii)     if to Acme, to

         Acme United Corporation
         75 Kings Highway Cutoff
         Fairfield, CT 06430
         Attention: Walter C. Johnsen
         Chief Executive Officer
         Telephone: 203-332-4106
         Telecopier: 203-576-1547

         with a copy to:

         James E. Rice, Esq.
         Brody, Wilkinson and Ober
         2507 Post Road
         Southport, CT 06490
         Telephone: 203-259-8993
         Telecopier: 203-254-1772

or, in each case, at such other address as may be specified in writing to the other parties hereto.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

<PAGE 33>

     6.6. Miscellaneous.

          6.6.1. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

          6.6.2. Entire Agreement. This Agreement (including the Schedules hereto) and the Collateral Agreements (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          6.6.3. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

          6.6.4. Governing Law, etc. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws rules thereof. The Buyer and Acme hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State, City and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any of such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Buyer, Medical Action and Acme hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section6.5, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          6.6.5. Binding Effect. This Agreement shall be binding upon andinure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

 <PAGE 34>

          6.6.6. Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto.

          6.6.7. No Third Party Beneficiaries. Except as provided in Section6.1 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

          6.6.8. Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach. The representations and warranties of Acme shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Buyer (including but not limited to by any of its advisors, consultants or representatives) or by reason of the fact that the Buyer or any of such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

<PAGE 35>

                                   ARTICLE VII
                                   TERMINATION

         7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

         (a) by the written agreement of the Buyer and Acme;

         (b) by either Acme or the Buyer by written notice to the other party if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. New York City time on April 15, 1999, unless such date shall be extended by the mutual written consent of Acme and the Buyer;

         (c) by the Buyer by written notice to Acme if (i) the representations and warranties of Acme shall not have been true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) as of the date when made or (ii) if any of the conditions set forth in
         Section 5.1 or 5.2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. New York City time on April 15, 1999, unless failure shall be due to the failure of the Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

         (d) by Acme by written notice to the Buyer if (i) the representations and warranties of the Buyer shall not have been true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) as of the date when made or (ii) if any of the conditions set forth in Sections 5.1 or 5.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. New York City time on April 15, 1999, unless such failure shall be due to the failure of Acme to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing.

<PAGE 36>

         7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of Section 7.1, this Agreement shall become void and have no effect, without any liability to any person in respect hereofor of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisors or stockholders, except as specified in Section 6.3 and except for any liability resulting from such party's breach of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                 MEDICAL ACTION INDUSTRIES INC.

                 By: /s/ Paul D. Meringola
                     ----------------------------------
                         Paul D. Meringola
                         Chief Executive Officer and President


                 ACME UNITED CORPORATION

                 By: /s/ Walter C. Johnsen
                     ----------------------------------
                         Walter C. Johnsen
                         Chief Executive Officer and President